Exhibit 10(i)

FORM OF

ADMINISTRATIVE SERVICES AGREEMENT

This Administrative Services Agreement (the “Agreement”) is made this [    ]th day of December 2016, by and between SolidX Bitcoin Trust, a Delaware Statutory Trust (the “Trust”) having its principal place of business at 200 Park Ave, 17FL, New York, NY 10166, and Foreside Fund Services, LLC, a Delaware limited liability company (the “Service Provider”) having its principal place of business at Three Canal Plaza, Suite 100, Portland, ME 04101.

WHEREAS, the Trust is, or will be, offering SolidX Bitcoin Shares (the “Shares”) having filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-1 under the Securities Act of 1933, as amended (the “1933 Act”);

WHEREAS, the Trust intends to create and redeem shares of beneficial interest, (the “Shares”) of the Shares on a continuous basis at their net asset value only in aggregations constituting a Basket, as such term is defined in the Registration Statement;

WHEREAS, the Shares will be listed on one or more national securities exchanges (together, the “Listing Exchanges”);

WHEREAS, the Trust desires to retain the Service Provider to provide the services described in Section 1 of the Agreement with respect to the issuance and order processing of Baskets of the Shares, hold itself available to review and process orders for such Baskets in the manner set forth in the Trust’s Prospectus, and to facilitate arrangements between the Sponsor, the Trust’s Transfer Agent and broker-dealers for the purchase and redemption of Baskets.;

WHEREAS, the Service Provider is a registered broker-dealer under the Securities Exchange Act of 1934, as amended (the “1934 Act”) and a member of the Financial Industry Regulatory Authority (“FINRA”) (the successor organization to the National Association of Securities Dealers, Inc.); and

WHEREAS, the Service Provider desires to provide the services described herein to the Trust.

NOW THEREFORE, in consideration of the mutual promises and undertakings herein contained, the parties agree as follows:

1.	Appointment.

The Trust hereby appoints the Service Provider to provide certain services, as described in Section 3 of this Agreement, to the Shares on the terms and for the period set forth in this Agreement and subject to the registration requirements of the federal securities laws and of the laws governing the sale of securities in the various states, and the Service Provider hereby accepts such appointment and agrees to act in such capacity hereunder.

2.	Definitions.

Wherever they are used herein, the following terms have the following respective meanings:

(a) “Prospectus” means the Prospectus constituting part of the Registration Statement of the Trust under the 1933 Act as such Prospectus may be amended or supplemented and filed with the Commission from time to time;

(b) “Registration Statement” means the registration statement most recently filed from time to time by the Trust with the Commission and effective, or pending effectiveness, under the 1933 Act as such registration statement is amended by any amendments thereto at the time in effect;

(c) All capitalized terms used but not defined in this Agreement shall have the meanings ascribed to such terms in the Registration Statement and the Prospectus.

3.	Duties of the Service Provider

(a) The Service Provider agrees to act as agent of the Trust in connection with the review and processing of all orders for purchases and redemptions of Baskets of the Shares from DTC Participants or participants in the Continuous Net Settlement System of the National Securities Clearing Corporation (the “NSCC Participants”) that have executed a Participant Agreement (the “Authorized Participants”), as defined in paragraph 3(b) hereof, with the Sponsor and Transfer Agent in accordance with the Registration Statement and Prospectus; provided, however, that nothing herein shall affect or limit the right and ability of the Sponsor or its delegates to accept bitcoin and/or cash and the related Balancing Amount through or outside the Clearing Process, and as provided in and in accordance with the Registration Statement and Prospectus. The Trust acknowledges that the Service Provider shall not be obligated to approve any certain number of orders for Baskets and nothing herein contained shall prevent the Service Provider from entering into similar arrangements with other trusts or investment vehicles.

(b) The Service Provider agrees to use commercially reasonable efforts to act as agent of the Trust with respect to the continuous offering of Baskets of Shares as set forth in the Registration Statement and in accordance with the provisions thereof. The Service Provider further agrees as follows: (i) at the request of the Trust, the Service

Provider shall facilitate the process of the Sponsor and Transfer Agent entering into dealer participant agreements (“Participant Agreements”) between and among Authorized Participants, the Sponsor and the Transfer Agent, for the purchase and redemption of Baskets of the Shares, in accordance with the Registration Statement and Prospectus; (ii) the Service Provider shall deliver copies of the Prospectus, included in the Registration Statement, to purchasers of such Baskets; and (iii) the Service Provider shall maintain telephonic, facsimile and/or access to direct computer communications links with the Transfer Agent.

(c) All activities by the Service Provider and its agents and employees in connection with the purchase and redemption of Baskets shall comply with the Registration Statement and Prospectus, the instructions of the Sponsor, the Amended and Restated Declaration of Trust and Trust Agreement,, and all applicable laws, rules and regulations including, without limitation, all rules and regulations made or adopted pursuant to the 1933 Act by the Commission or any securities association registered under the 1934 Act, including FINRA and the Exchange.

(d) If and whenever the determination of net asset value is suspended and until such suspension is terminated, no further orders for Baskets will be processed by the Service Provider except such unconditional orders as may have been approved by the Service Provider before it had knowledge of the suspension. In addition, the Trust reserves the right to suspend sales and Service Provider’s authority to process orders for Baskets on behalf of the Trust, upon due notice to the Service Provider, if, in the judgment of the Trust, it is in the best interests of the Trust to do so. Suspension will continue for such period as may be determined by the Trust.

(e) The Service Provider is not authorized by the Trust to give any information or to make any representations other than those contained in the Registration Statement or Prospectus or contained in shareholder reports or other material that may be prepared by or on behalf of the Trust for the Service Provider’s use. The Service Provider shall be entitled to rely on and shall not be responsible in any way for information provided to it by the Trust and its respective service providers and shall not be liable or responsible for the errors and omissions of such service providers, provided that the foregoing shall not be construed to protect the Service Provider against any liability to the Trust or the Trust’s shareholders to which the Service Provider would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

(f) The Service Provider shall ensure that all direct requests for Prospectuses, Statements of Additional Information, product descriptions and periodic reports, as applicable, are fulfilled. In addition, the Service Provider shall arrange to provide the Exchange with copies of Prospectuses and Statements of Additional Information and product descriptions to be provided to purchasers in the secondary market. The Service Provider will generally make it known in the brokerage community that Prospectuses and

Statements of Additional Information and product descriptions are available, including by (i) advising the Exchange on behalf of its member firms of the same, (ii) making such disclosure in all marketing and advertising materials prepared and/or filed by the Service Provider with FINRA, and (iii) as may otherwise be required by the Commission. The Service Provider shall not bear any costs associated with printing Prospectuses, Statements of Additional Information and all other such materials.

(g) The Service Provider agrees to make available, at the Trust’s request, one or more members of its staff to attend to requests from the Sponsor or Trust officers in order to provide information with regard to the ongoing order processing and for such other purposes as may be requested by the officers of the Trust or the Sponsor.

(h) The Service Provider shall review and approve all sales and marketing materials for compliance with applicable laws and conditions of any applicable exemptive order, and file such materials with FINRA as required by the 1933 Act, and the rules promulgated thereunder. All such sales and marketing materials must be approved, in writing, by the Service Provider prior to use.

(i) The Service Provider shall not process any orders for Baskets hereunder if and so long as the effectiveness of the Registration Statement then in effect or any necessary amendments thereto shall be suspended under any of the provisions of the 1933 Act or if and so long as a current prospectus as required by Section 10 of the 1933 Act is not on file with the Commission; provided, however, that nothing contained in this paragraph shall in any way restrict or have any application to or bearing upon the Trust’s obligation to redeem or repurchase any Shares from any shareholder in accordance with provisions of the Prospectus or Registration Statement.

(j) The Service Provider shall work with the Transfer Agent to review and accept or reject orders placed by Authorized Participants and transmitted to the Service Provider by the Transfer Agent.

(k) The Service Provider has as of the date hereof, and shall at all times have and maintain, net capital of not less than that required by Rule 15c3-1 under the 1934 Act, or any successor provision thereto. In the event that the net capital of the Service Provider shall fall below that required by Rule 15c3-1, or any successor provision thereto, the Service Provider shall promptly provide notice to the Trust and the Sponsor of such event.

4.	Duties of the Trust.

(a) The Trust agrees to issue Baskets of the Shares and to request DTC to record on its books the ownership of the Shares constituting such Baskets in accordance with the book-entry system procedures described in the Prospectus in such amounts as the Service Provider has requested through the Transfer Agent in writing or other means of data transmission, as promptly as practicable after receipt by the Trust of the requisite bitcoin and/or cash plus any Balancing Amount (together with any fees) and acceptance of such order, upon the terms described in the Registration Statement. The Trust may reject any order for Baskets or stop all receipts of such orders at any time upon reasonable notice to the Service Provider, in accordance with the provisions of the Prospectus.

(b) The Trust agrees that it will take all action necessary to register Shares under the 1933 Act as stated in the Prospectus. The Trust will make available to the Service Provider such number of copies of its then currently effective Prospectus and product description as the Service Provider may reasonably request. The Trust will furnish to the Service Provider copies of semi-annual reports and annual audited reports of the Trust’s books and accounts made by independent public accountants regularly retained by the Trust and such other publicly available information that the Service Provider may reasonably request for use in connection with the creation and redemption of Baskets. The Trust shall keep the Service Provider informed of the jurisdictions in which the Trust has filed notice filings for Shares for sale under the securities laws thereof and shall promptly notify the Service Provider of any change in this information. The Service Provider shall not be liable for damages resulting from the sale of Shares in authorized jurisdictions where the Service Provider had no information from the Trust that such sale or sales were unauthorized at the time of such sale or sales.

(c) Except as otherwise noted in the Registration Statement and Prospectus, the offering price for all Baskets will be the aggregate net asset value of the Shares per Basket of the Trust, as determined in the manner described in the Registration Statement and Prospectus.

5.	Fees and Expenses.

(a) The Service Provider shall be entitled to no compensation or reimbursement of expenses from the Trust for the services provided by the Service Provider pursuant to this Agreement. The Service Provider may receive compensation from the Sponsor related to its services hereunder or for additional services as may be agreed to between the Sponsor and Service Provider.

(b) The Sponsor and not Foreside shall bear the cost and expenses of: (i) the registration of the Shares for sale under the Securities Act; and (ii) the registration or qualification of the Shares for sale under the securities laws of the various States;

(c) The Service Provider shall pay (i) all expenses relating to Service Provider’s broker-dealer qualification and registration under the 1934 Act; and (ii) the expenses incurred by the Service Provider in connection with routine FINRA filing fees.

(d) Notwithstanding anything in this Agreement to the contrary, the Service Provider and its affiliates may receive compensation or reimbursement from the Trust and the Sponsor with respect to any services not included under this Agreement, as may be agreed upon by the parties from time to time.

6.	Indemnification.

(a) The Trust agrees to indemnify and hold harmless the Service Provider, its affiliates and each of their respective directors, officers and employees and agents and any person who controls the Service Provider within the meaning of Section 15 of the 1933 Act (any of the Service Provider, its officers, employees, agents and directors or such control persons, for purposes of this paragraph, a “Service Provider Indemnitee”) against any loss, liability, claim, damages or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages or expense and reasonable counsel fees incurred in connection therewith) arising out of or based upon (i) Service Provider’s services as Service Provider for the Trust pursuant to this Agreement; (ii) any claim that the Registration Statement, Prospectus, product description, shareholder reports, sales literature and advertisements specifically approved by the Trust and Sponsor or other information filed or made public by the Trust (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein (and in the case of the Prospectus and product description, in light of the circumstances under which they were made) not misleading under the 1933 Act, or any other statute or the common law; (iii) the breach by the Trust of any obligation, representation or warranty contained in this Agreement; or (iv) the Trust’s failure to comply in any material respect with applicable securities laws.

The Trust does not agree to indemnify the Service Provider or hold it harmless to the extent that the statement or omission was made in reliance upon, and in conformity with, information furnished to the Trust by or on behalf of the Service Provider. The Trust will also not indemnify any Service Provider Indemnitee with respect to any untrue statement or omission made in the Registration Statement, Prospectus or product description that is subsequently corrected in such document (or an amendment thereof or supplement thereto) if a copy of the Prospectus (or such amendment or supplement) was not sent or given to the person asserting any such loss, liability, claim, damage or expense at or before the written confirmation to such person in any case where such delivery is required by the 1933 Act and the Trust had notified the Service Provider of the amendment or supplement prior to the sending of the confirmation. In no case (i) is the indemnity of the Trust in favor of any Service Provider Indemnitee to be deemed to protect the Service Provider Indemnitee against any liability to the Trust or its shareholders to which the Service Provider Indemnitee would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations under this Agreement, or (ii) is the Trust to be liable under its indemnity agreement contained in this Section with respect to any claim made against any Service Provider Indemnitee unless the Service Provider Indemnitee shall have notified the Trust in writing of the claim at its principal offices at 200 Park Ave, 17FL, New York, NY 10166 within a reasonable time after the summons or other first written notification giving information of the nature of the claim shall have been served upon Service Provider Indemnitee (or after Service Provider Indemnitee shall have received notice of service on any designated agent).

Failure to notify the Trust of any claim shall not relieve the Trust from any liability that it may have to any Service Provider Indemnitee against whom such action is brought unless failure or delay to so notify the Trust prejudices the Trust’s ability to defend against such claim. The Trust shall be entitled to participate at its own expense in the defense, or, if it so elects, to assume the defense of any suit brought to enforce any claims, but if the Trust elects to assume the defense, the defense shall be conducted by counsel chosen by it and satisfactory to Service Provider Indemnitee, defendant or defendants in the suit. In the event the Trust elects to assume the defense of any suit and retain counsel, Service Provider Indemnitee, defendant or defendants in the suit, shall bear the fees and expenses of any additional counsel retained by them. If the Trust does not elect to assume the defense of any suit, it will reimburse the Service Provider Indemnitee, defendant or defendants in the suit, for the reasonable fees and expenses of any counsel retained by them. The Trust agrees to notify the Service Provider promptly of the commencement of any litigation or proceedings against it or any of its officers in connection with the issuance or sale of any of the Baskets or the Shares.

(b) The Service Provider agrees to indemnify and hold harmless the Trust and each of its officers and any person who controls the Trust within the meaning of Section 15 of the 1933 Act (for purposes of this paragraph, the Trust and each of its officers and its controlling persons are collectively referred to as the “Trust Affiliates”) against any loss, liability, claim, damages or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages or expense and reasonable counsel fees incurred in connection therewith) arising out of or based upon (i) the allegation of any wrongful act of the Service Provider or any of its directors, officers, employees or affiliates in connection with its activities as Service Provider pursuant to this Agreement; (ii) the breach of any obligation, representation or warranty contained in this Agreement by the Service Provider; (iii) the Service Provider’s failure to comply in any material respect with applicable securities laws, including applicable FINRA regulations; or (iv) any allegation that the Registration Statement, Prospectus, product description, shareholder reports, any information or materials relating to the Trust (as described in section 3(e)) or other information filed or made public by the Trust (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements not misleading, insofar as such statement or omission was made in reliance upon, and in conformity with information furnished to the Trust by or on behalf of the Service Provider.

In no case (i) is the indemnity of the Service Provider in favor of any Trust Affiliate to be deemed to protect any Trust Affiliate against any liability to the Trust or its security holders to which such Trust Affiliate would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement, or (ii) is the Service Provider to be liable under its indemnity agreement contained in this Section with respect to any claim made against any Trust Affiliate unless the Trust Affiliate shall have notified the Service Provider in writing of the claim within a reasonable time after the summons or other first written notification giving information of the nature of the claim shall have been served upon the Trust Affiliate (or after the Trust Affiliate shall have received notice of service on any designated agent).

Failure to notify the Service Provider of any claim shall not relieve the Service Provider from any liability that it may have to the Trust Affiliate against whom such action is brought on account of its indemnity agreement contained in this Section unless failure or delay to so notify the Service Provider prejudices the Service Provider’s ability to defend against such claim. The Service Provider shall be entitled to participate at its own expense in the defense or, if it so elects, to assume the defense of any suit brought to enforce the claim, but if the Service Provider elects to assume the defense, the defense shall be conducted by counsel chosen by it and satisfactory to the Trust, its officers and Board and to any controlling person or persons, defendant or defendants in the suit. In the event that Service Provider elects to assume the defense of any suit and retain counsel, the Trust or controlling person or persons, defendant or defendants in the suit, shall bear the fees and expenses of any additional counsel retained by them. If the Service Provider does not elect to assume the defense of any suit, it will reimburse the Trust, its officers and Trustees or controlling person or persons, defendant or defendants in the suit, for the reasonable fees and expenses of any counsel retained by them. The Service Provider agrees to notify the Trust promptly of the commencement of any litigation or proceedings against it or any of its officers or directors in connection with the issuance or sale of any of the Baskets or the Shares.

(c) No indemnified party shall settle any claim against it for which it intends to seek indemnification from the indemnifying party, under the terms of section 6(a) or 6(b) above, without prior written notice to and consent from the indemnifying party, which consent shall not be unreasonably withheld. No indemnified or indemnifying party shall settle any claim unless the settlement contains a full release of liability with respect to the indemnified party in respect of such action. This section 6 shall survive the termination of this Agreement.

7.	Representations.

(a) The Service Provider represents and warrants that (i) it is duly organized as a Delaware limited liability company and is and at all times will remain duly authorized and licensed under applicable law to carry out its services as contemplated herein; (ii) the execution, delivery and performance of this Agreement are within its power and have been duly authorized by all necessary action; (iii) its entering into this Agreement or providing the services contemplated hereby does not conflict with or constitute a default or require a consent under or breach of any provision of any agreement or document to which the Service Provider is a party or by which it is bound; and (iv) it is registered as a broker-dealer under the 1934 Act and is a member of FINRA.

(b) The Service Provider and the Trust each individually represent that its anti-money laundering program (“AML Program”), at a minimum, (i) designates a compliance officer to administer and oversee the AML Program, (ii) provides ongoing employee training, (iii) includes an independent audit function to test the effectiveness of the AML Program, (iv) establishes internal policies, procedures, and controls that are tailored to its particular business, (v) provides for the filing of all necessary anti-money laundering reports including, but not limited to, currency transaction reports and suspicious activity reports, and (vi) allows for appropriate regulators to examine its anti-money laundering books and records. Notwithstanding the foregoing, the Trust acknowledges that the Authorized Participants are not “customers” for the purposes of 31 CFR 103.

(c) The Service Provider and the Trust each individually represent and warrant that: (i) it has procedures in place reasonably designed to protect the privacy of non-public personal consumer/customer financial information to the extent required by applicable law, rule and regulation and (ii) it will comply with all of the applicable terms and provisions of the 1934 Act.

(d) The Trust represents and warrants that (i) it is duly organized as a Delaware Statutory Trust and is and at all times will remain duly authorized to carry out its obligations as contemplated herein; (ii) the execution, delivery and performance of this Agreement are within its power and have been duly authorized by all necessary action; (iii) its entering into this Agreement does not conflict with or constitute a default or require a consent under or breach of any provision of any agreement or document to which the Trust is a party or by which it is bound; (iv) the Registration Statement and the Shares’ Prospectus have been prepared, and all sales literature and advertisements approved by the Trust and the Sponsor or other materials prepared by or on behalf of the Trust for the Service Provider’s use (“Sales Literature and Advertisements”) shall be prepared, in all materials respects, in conformity with the 1933 Act and the rules and regulations of the Commission (the “Rules and Regulations”); and (v) the Registration Statement and the Shares’ Prospectus contain, and all Sales Literature and Advertisements shall contain, all statements required to be stated therein in accordance with the 1933 Act and the Rules and Regulations; and (vi) all statements of fact contained therein, or to be contained in all Sales Literature and Advertisements, are or will be true and correct in all material respects at the time indicated or the effective date, as the case may be, and none of the Registration Statement, any Prospectus, nor any Sales Literature and Advertisements shall include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the case of the Shares’ Prospectus in light of the circumstances in which made, not misleading. The Trust shall, from time to time, file such amendment or amendments to the Registration Statement and the Shares’ Prospectus as, in the light of future developments, shall, in the opinion of the Trust’s counsel, be necessary in order to have the Registration Statement and the Shares’ Prospectus at all times contain all material facts required to be stated therein or necessary to make the statements therein, in the case of the Shares’ Prospectus in light of the circumstances in which made, not misleading. The Trust shall not file any amendment to the Registration Statement or the Shares’ Prospectus without giving the Service Provider reasonable notice thereof in advance, provided that nothing in this Agreement shall in any way limit the Trust’s right to file at any time such amendments to the Registration Statement or any Prospectus as the Trust may deem advisable. Notwithstanding the foregoing, the Trust shall not be deemed to make any representation or warranty as to any information or statement provided by the Service Provider for inclusion in the Registration Statement or any Prospectus.

(e) The Trust represents to the Service Provider that the Registration Statement and Prospectus filed by the Trust with the Commission with respect to the Trust have been prepared in conformity in all material respects with the requirements of the 1933 Act and the rules and regulations of the Commission thereunder. The Trust will notify the Service Provider promptly of any amendment to the Registration Statement or supplement to the Prospectus and any stop order suspending the effectiveness of the Registration Statement; provided, however, that nothing contained in this Agreement shall in any way limit the Trust’s right to file at any time such amendments to any Registration Statement and/or supplements to any Prospectus, of whatever character, as the Trust may deem advisable, such right being in all respects absolute and unconditional. The Trust and the Sponsor shall not be responsible in any way for any information, statements or representations given or made by the Service Provider or its representatives or agents other than such information, statements or representations as are contained in such Prospectus or Registration Statement or financial reports filed on behalf of the Trust or in any Sales Literature and Advertisements.

(f) The Trust represents that, upon delivery of bitcoin and/or cash to an Authorized Participant in connection with a redemption of Baskets, the Authorized Participant will acquire good and unencumbered title to such bitcoin and/or cash, free and clear of all liens, restrictions, charges and encumbrances, and not subject to any adverse claims and that such bitcoin and/or cash will not be “restricted securities” as such term is used in Rule 144(a)(3)(i) under the 1933 Act.

8.	Duration, Termination and Amendment.

(a) This Agreement shall be effective on the date set forth above, and unless terminated as provided herein, shall continue for two years from its effective date, and thereafter from year to year, provided such continuance is approved by the Trust. This Agreement may be terminated at any time, without the payment of any penalty, as to the Shares by the Service Provider, on at least sixty (60) days prior written notice or the Trust. This Agreement shall automatically terminate without the payment of any penalty in the event of its assignment.

(b) No provision of this Agreement may be changed, waived, discharged or terminated except by an instrument in writing signed by the party against which an enforcement of the change, waiver, discharge or termination is sought.

9.	Notice.

Any notice or other communication authorized or required by this Agreement to be given to either party shall be in writing and deemed to have been given when delivered in person or by confirmed facsimile, or posted by certified mail, return receipt requested, to the following address (or such other address as a party may specify by written notice to the other):

If to the Service Provider:

Foreside Fund Services, LLC

Attn:

Three Canal Plaza, Suite 100

Portland, ME 04101

Telephone:

Facsimile:

If to the Trust:

SolidX Bitcoin Trust

Attn:

200 Park Ave, 17FL

New York, NY 10166

Telephone:

10.	Choice of Law.

This Agreement shall be governed by, and construed in accordance with, the laws of the state of Delaware, without giving effect to the choice of laws provisions thereof.

11.	Counterparts.

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

12.	Severability.

If any provisions of this Agreement shall be held or made invalid, in whole or in part, then the other provisions of this Agreement shall remain in force. Invalid provisions shall, in accordance with this Agreement’s intent and purpose, be amended, to the extent legally possible, in order to effectuate the intended results of such invalid provisions.

13.	Insurance.

The Service Provider will maintain at its expense an errors and omissions insurance policy adequate to cover services provided by the Service Provider hereunder.

14.	Confidentiality.

During the term of this Agreement, the Service Provider and the Trust may have access to confidential information relating to such matters as either party’s business, trade secrets, systems, procedures, manuals, products, contracts, personnel, and clients. As used in this Agreement, “Confidential Information” means information belonging to one of the parties that is of value to such party and the disclosure of which could result in a competitive or other disadvantage to such party. Confidential Information includes, without limitation, financial information, proposal and presentations, reports, forecasts, inventions, improvements and other intellectual property; trade secrets; know-how; designs, processes or formulae; software; market or sales information or plans; customer lists; and business plans, prospects and opportunities (such as possible acquisitions or dispositions of businesses or facilities). Confidential Information includes information developed by either party in the course of engaging in the activities provided for in this Agreement, unless: (i) the information is or becomes publicly known through lawful means; (ii) the information is disclosed to the other party without a confidential restriction by a third party who rightfully possesses the information and did not obtain it, either directly or indirectly, from one of the parties, as the case may be, or any of their respective principals, employees, affiliated persons, or affiliated entities. The parties understand and agree that all Confidential Information shall be kept confidential by the other both during and after the term of this Agreement. Each party shall maintain commercially reasonable information security policies and procedures for protecting Confidential Information. The parties further agree that they will not, without the prior written approval by the other party, disclose such Confidential Information, or use such Confidential Information in any way, either during the term of this Agreement or at any time thereafter, except as required in the course of this Agreement and as provided by the other party or as required by law. Upon termination of this Agreement for any reason, or as otherwise requested by the Trust, all Confidential Information held by or on behalf of the Trust shall be promptly returned to the Trust, or an authorized officer of the Service Provider will certify to the Trust in writing that all such Confidential Information has been destroyed. This section 14 shall survive the termination of this Agreement. Notwithstanding the foregoing, a party may disclose the other’s Confidential Information if (i) required by law, regulation or legal process or if requested by the Commission or other governmental regulatory agency with jurisdiction over the parties hereto or (ii) requested to do so by the other party; provided that in the event of (i), the disclosing party shall give the other party reasonable prior notice of such disclosure to the extent reasonably practicable and shall reasonably cooperate with the other party (at such other party’s expense) in any efforts to prevent such disclosure.

15.	[RESERVED]

16.	Use of Names; Publicity.

The Trust shall not use the Service Provider’s name in any offering material, shareholder report, advertisement or other material relating to the Trust, other than for the purpose of merely identifying and describing the functions of the Service Provider hereunder, in a manner not approved by the Service Provider in writing prior to such use, such approval not to be unreasonably withheld. The Service Provider hereby consents to all uses of its name required by the Commission, any state securities commission, or any federal or state regulatory authority.

The Service Provider shall not use the name “SolidX” in any offering material, shareholder report, advertisement or other material relating to the Service Provider, other than for the purpose of merely identifying and describing the functions of the Trust hereunder, in a manner not approved by the Trust in writing prior to such use; provided, however, that the Trust shall consent to all uses of its name required by the Commission, any state securities commission, or any federal or state regulatory authority; and provided, further, that in no case shall such approval be unreasonably withheld.

The Service Provider will not issue any press releases or make any public announcements regarding the existence of this Agreement without the express written consent of the Trust. Neither the Trust nor the Service Provider will disclose any of the economic terms of this Agreement, except as may be required by law.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the date first set forth above.

SOLIDX BITCOIN TRUST

By:

Name:
Title:

FORESIDE FUND SERVICES, LLC

By:

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